Pursuant to Rule 497(e)

Registration No. 33-76670

THE TOCQUEVILLE ALEXIS TRUST

SUPPLEMENT DATED AUGUST 9, 2006, TO THE

PROSPECTUS DATED FEBRUARY 28, 2006

The Board of Trustees (the “Board”) of The Tocqueville Alexis Trust has determined that it is in the best interests of The Tocqueville Alexis Fund (the “Alexis Fund”) and its shareholders to reorganize the Alexis Fund into The Tocqueville Fund (the “Tocqueville Fund” and together with the Alexis Fund, the “Funds”), a series of The Tocqueville Trust, in a tax-free reorganization, subject to shareholder approval. In making this determination, the Board considered a number of factors, including, the similarity of the investment objectives of the Funds; the greater asset size of the Tocqueville Fund; the relative performance of the Funds; that the proposed reorganization would be tax-free for shareholders of the Alexis Fund and would have no tax impact on shareholders of the Tocqueville Fund; and the interests of the Funds’ shareholders would not be diluted as a result of the proposed reorganization.

Pursuant to the reorganization, all of the Alexis Fund's assets and liabilities will be transferred to the Tocqueville Fund, in exchange for shares of the Tocqueville Fund. If the Alexis Fund's shareholders approve the proposal, they will receive shares of the Tocqueville Fund, the total value of which is equal to the total value of their shares of the Alexis Fund on the date of the merger, after which the Alexis Fund will cease operations. Under the terms of the reorganization, shareholders of the Alexis Fund would become shareholders of the Tocqueville Fund. No sales charges or redemption fees would be imposed on the proposed transfer. The Alexis Fund expects to obtain an opinion of counsel that the transaction will not result in gain or loss to Alexis Fund shareholders for federal income tax purposes. All expenses of implementing the reorganization will be born by Tocqueville Asset Management L.P.

On or about October 27, 2006, the Alexis Fund expects to convene a special meeting of the Alexis Fund's shareholders. The record date for those shareholders entitled to notice of and to vote at the special meeting is expected to be on or about September 1, 2006. If the Alexis Fund's shareholders approve the proposed merger, the Alexis Fund anticipates that the merger will take place soon after that meeting. The Alexis Fund's shareholders will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed on or about September 15, 2006.

Until the merger is completed, shares of the Alexis Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Alexis Fund will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting. The Alexis Fund's shareholders also may continue to purchase or redeem Alexis Fund shares, as described in the Prospectus, before the closing of the proposed merger.